Exhibit 15.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-261241) of Sono Group N.V. of our report dated December 22, 2023 relating to the financial statements, which appears in this Form 20-F.

Munich, Germany

December 22, 2023

PricewaterhouseCoopers GmbH

Wirtschaftsprüfungsgesellschaft

/s/Alexander Fiedler                                         /s/ppa. Sylvia Eichler

Wirtschaftsprüfer                                              Wirtschaftsprüferin

(German Public Auditor)                                 (German Public Auditor)